                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                              SEPTEMBER 2, 1997
              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                             NOTIFY CORPORATION
           ------------------------------------------------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        CALIFORNIA                      000-23025               77-0382248
----------------------------     ------------------------   ------------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
    OF INCORPORATION)                                       IDENTIFICATION NO.)



                       1054 S. DE ANZA BLVD. SUITE 105
                         SAN JOSE, CALIFORNIA 95129
        ------------------------------------------------------------
        (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                               (408) 777-7920

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Item 5.  Other Events.

     On September 2, 1997, Registrant received a letter (the "Letter") from counsel to Airmedia, Inc. ("Airmedia") stating that Airmedia owns a federal trademark registration for the mark "Notify" and alleging that Registrant's use of the mark "Notify" in connection with the sale of its products and in its Internet domain name constitutes an infringement of Airmedia's trademark rights. The Letter demands that Registrant immediately cease using the mark "Notify" and any similar trademark or trade name. Registrant has confirmed that Airmedia owns federal trademark registrations for the mark "Notify" and for several other marks using the term "Notify."

     Registrant has been using the trade name "Notify Corporation" since December 1995 without previous challenge, and registrant's products are not marketed under any "Notify" brand. Registrant intends to respond to the letter by denying any infringement and denying any possibility of damage to Airmedia. Registrant does not believe that the dispute will have a material adverse effect on Registrant's business, results of operations or financial condition.
however, there can be no assurance that the matter can be resolved without litigation, without the payment of damages or amounts in settlement of the claim, or without a change of Registrant's name.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NOTIFY CORPORATION



Dated: September 15, 1997                     BY: /s/ GERALD W. RICE
                                                _______________________
                                              Gerald W. Rice,
                                              Chief Financial Officer

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